UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                        March 28, 2006 (March 22, 2006)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Tennessee                   01-13031                 62-1674303
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

               111 Westwood Place, Suite 200
                    Brentwood, Tennessee                            37027
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          (Address of Principal Executive Offices)               (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On March 22, 2006, we entered into an Asset Purchase Agreement with Allen Park Two, Inc. and Allen Park Three, Inc. (collectively, "Allen Park") to acquire two senior living communities from Allen Park. The communities are located in Shawnee, Kansas. The aggregate purchase price for the acquired assets is $29,500,000, subject to customary closing adjustments and transaction expenses. We expect to fund the purchase price with cash.

     The consummation of the transaction, which is subject to satisfaction of certain closing conditions and contingencies, including satisfactory completion of due diligence, is expected to be April 1, 2006.

Risks Associated with Forward-Looking Statements
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     This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of us or our management, including, but not limited to, all statements regarding the consummation of the acquisition and all statements regarding our expectations concerning the future financial performance of the acquired communities and their effect on our financial performance. All forward-looking statements may be affected by certain risks and uncertainties, including without limitation the following: (i) the Company's ability to satisfy all of the closing conditions and contingencies necessary to consummate the acquisition, (ii) the Company's ability to integrate the communities into the Company's operations, (iii) the Company's ability to re-lease units at the community, (iv) the risks associated with adverse market conditions of the senior housing industry and the United States economy in general, (v) the risk associated with the Company's debt and lease obligations, and (vi) the risk factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 under the caption "Risk Factors" and in the Company's other filings with the SEC.

     Should one or more of those risks materialize, actual results could differ materially from those forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could prove to be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our forecasts, expectations, objectives or plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     AMERICAN RETIREMENT CORPORATION


                                     By:   /s/ Bryan D. Richardson
                                           ----------------------------------
                                           Bryan D. Richardson
                                           Executive Vice President - Finance
                                           and Chief Financial Officer

Date:  March 28, 2006